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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported)
                               April 26, 2006

                            Gardner Denver, Inc.
              -------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)

              Delaware                  1-13215                 76-0419383
    ---------------------------   -------------------     ---------------------
          (State or Other             (Commission            (IRS Employer
          Jurisdiction of             File Number)          Identification No.)
           Incorporation)

               1800 Gardner Expressway
                   Quincy, Illinois                                62305
 ----------------------------------------------------        ------------------
       (Address of Principal Executive Offices)                  (Zip Code)

                               (217) 222-5400
                 ------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 26, 2006, Gardner Denver, Inc. (the "Company") issued a press release announcing the Company's results for the first quarter of 2006, certain recent activities, and updated guidance for diluted earnings per share for the second quarter of 2006 and for the fiscal year ending December 31, 2006 (the "Press Release"). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

ITEM 7.01  REGULATION FD DISCLOSURE.

     Effective January 1, 2006, the Company made certain organizational changes that resulted in a realignment of its reportable segments. Pump operations, providing specialty bronze and high alloy pumps for the general industrial and marine markets (a component of the Thomas Industries Inc. acquisition in July 2005), and self-sealing coupling operations (a component of the Syltone plc acquisition in January 2004), have been transferred from the Compressor and Vacuum Products segment to the Fluid Transfer Products segment. Operating results of the Todo Group, a manufacturer of self-sealing couplings that was acquired in January 2006, have been included in the Fluid Transfer Products segment. Unaudited selected quarterly segment financial information for the years ended December 31, 2005 and 2004 has been restated to reflect this realignment and is furnished with this report as Exhibit
99.2 to this Form 8-K and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    99.1   Gardner Denver, Inc. Press Release dated April 26, 2006

    99.2   Unaudited selected segment financial information


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GARDNER DENVER, INC.

Date: April 26, 2006                  By: /s/ Tracy D. Pagliara
                                          -------------------------------
                                          Tracy D. Pagliara
                                          Vice President, Administration,
                                          General Counsel and Secretary



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                                EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

99.1          Gardner Denver, Inc. Press Release dated April 26, 2006
99.2          Unaudited selected segment financial information



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